                                    FORM 8-A


                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  ------------


                            CALLON PETROLEUM COMPANY
                (Name of registrant as specified in its charter)



                DELAWARE                               64-0844345
(state of incorporation or organization)  (I.R.S. Employer Identification No.)

         200 NORTH CANAL STREET
          NATCHEZ, MISSISSIPPI                           39120
(Address of principal executive offices)               (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class              Name of each exchange on which
          to be so registered              each class is to be registered

  SENIOR SUBORDINATED NOTES DUE 2004         NEW YORK STOCK EXCHANGE


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

         Securities Act registration statement file number to which this form relates: 333-80579.

Securities to be registered under Section 12(g) of the Act:

                                      NONE
                                (Title of class)



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ITEM 1. DESCRIPTION OF THE REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Senior Subordinated Notes due 2004 ("Notes") of the Registrant is set forth under the caption "Prospectus Summary" and "Description of the Notes" in Part I of the Registrant's Registration Statement on Form S-2, filed with the Securities and Exchange Commission on June 14, 1999 (File No. 333-80579), which is incorporated herein by reference. The description of the Notes in the form of prospectus to be subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933 is also deemed to be incorporated by herein by reference.

ITEM 2. EXHIBITS.

    EXHIBIT NUMBER         DESCRIPTION
    --------------         -----------
         4.                Instruments defining the rights of security holders,
                           including indentures

         4.1 Certificate of Incorporation of the Company, as amended (incorporated by reference from Exhibit 3.1 of the Company's Registration Statement on Form S-4, filed August 4, 1994, Reg. No. 33-82408)

         4.2               Certificate of Merger of Callon Consolidated
                           Partners, L.P. with and into the Company dated
                           September 16, 1994 (incorporated by reference from
                           Exhibit 3.2 of the Company's Report on Form 10-K for the fiscal year ended December 31, 1994.

         4.3 Bylaws of the Company (incorporated by reference from Exhibit 3.2 of the Company's Registration Statement on Form S-4, filed August 4, 1994, Reg. No. 33-82408)

         4.4 Specimen Stock Certificate (incorporated by reference from Exhibit 4.1 of the Company's Registration
                           Statement on Form S-4, filed August 4, 1994, Reg. No.
                           33-82408)

         4.5 Specimen Preferred Stock Certificate (incorporated by reference from Exhibit 4.2 of the Company's
                           Registration Statement on Form S-1/A, filed November
                           13, 1995, Reg. No. 33-96700)

         4.6               Designation for Series A Preferred Stock
                           (incorporated by reference from Exhibit 4.3 of the Company's Registration Statement on Form S-1/A, filed
                           November 13, 1995, Reg. No. 33-96700)

         4.7 Indenture for Convertible Debentures (incorporated by reference form Exhibit 4.4 of the Company's
                           Registration Statement on Form S-1/A, filed November
                           13, 1995, Reg. No. 33-96700)

         4.8               Certificate of Correction on Designation of Series A
                           Preferred Stock (incorporated by reference from Exhibit 4.4 of the Company's Registration Statement on Form S-1/A, filed November 22, 1996, Reg. No.
                           333-15501)

         4.9 Form of Notes Indenture (incorporated herein by reference from Exhibit 4.10 of Amendment No. 1 to the Company's Registration Statement on Form S-2 filed
                           June 25, 1999, Reg. No. 333-80579)

         9.                Voting Trust Agreement

         9.1 Stockholders' Agreement dated September 16, 1994 among the Company, the Callon Stockholders and NOCO
                           Enterprises, L.P. (incorporated by reference from Exhibit 9.1 of the Company's Registration Statement on Form 8-B filed October 3, 1994)

    EXHIBIT NUMBER         DESCRIPTION
    --------------         -----------
         9.2               Addendum to Stockholders' Agreement dated August 11,
                           1997 between Fred.Olsen Energy ASA, the Company and
                           other stockholders of the Company

         9.3               Addendum to Stockholders' Agreement dated February
                           11, 1998 between Fred.Olsen Limited, the Company and other stockholders of the Company

                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  June 29, 1999                    CALLON PETROLEUM COMPANY


                                          By:  /s/ James O. Bassi
                                              ------------------------------
                                              James O. Bassi
                                              Vice President and Controller

                                 EXHIBIT INDEX


    EXHIBIT NUMBER         DESCRIPTION
    --------------         -----------
         4.                Instruments defining the rights of security holders,
                           including indentures

         4.1 Certificate of Incorporation of the Company, as amended (incorporated by reference from Exhibit 3.1 of the Company's Registration Statement on Form S-4, filed August 4, 1994, Reg. No. 33-82408)

         4.2               Certificate of Merger of Callon Consolidated
                           Partners, L.P. with and into the Company dated
                           September 16, 1994 (incorporated by reference from
                           Exhibit 3.2 of the Company's Report on Form 10-K for the fiscal year ended December 31, 1994.

         4.3 Bylaws of the Company (incorporated by reference from Exhibit 3.2 of the Company's Registration Statement on Form S-4, filed August 4, 1994, Reg. No. 33-82408)

         4.4 Specimen Stock Certificate (incorporated by reference from Exhibit 4.1 of the Company's Registration
                           Statement on Form S-4, filed August 4, 1994, Reg. No.
                           33-82408)

         4.5 Specimen Preferred Stock Certificate (incorporated by reference from Exhibit 4.2 of the Company's
                           Registration Statement on Form S-1/A, filed November
                           13, 1995, Reg. No. 33-96700)

         4.6               Designation for Series A Preferred Stock
                           (incorporated by reference from Exhibit 4.3 of the Company's Registration Statement on Form S-1/A, filed
                           November 13, 1995, Reg. No. 33-96700)

         4.7 Indenture for Convertible Debentures (incorporated by reference form Exhibit 4.4 of the Company's
                           Registration Statement on Form S-1/A, filed November
                           13, 1995, Reg. No. 33-96700)

         4.8               Certificate of Correction on Designation of Series A
                           Preferred Stock (incorporated by reference from Exhibit 4.4 of the Company's Registration Statement on Form S-1/A, filed November 22, 1996, Reg. No.
                           333-15501)

         4.9 Form of Notes Indenture (incorporated herein by reference from Exhibit 4.10 of Amendment No. 1 to the Company's Registration Statement on Form S-2 filed
                           June 25, 1999, Reg. No. 333-80579)

         9.                Voting Trust Agreement

         9.1 Stockholders' Agreement dated September 16, 1994 among the Company, the Callon Stockholders and NOCO
                           Enterprises, L.P. (incorporated by reference from Exhibit 9.1 of the Company's Registration Statement on Form 8-B filed October 3, 1994)

         9.2               Addendum to Stockholders' Agreement dated August 11,
                           1997 between Fred.Olsen Energy ASA, the Company and other stockholders of the Company

         9.3               Addendum to Stockholders' Agreement dated February
                           11, 1998 between Fred.Olsen Limited, the Company and other stockholders of the Company